ADVISORSHARES TRUST

AdvisorShares Gartman Gold/Euro ETF

NYSE Arca Ticker: GEUR

AdvisorShares Gartman Gold/Yen ETF

NYSE Arca Ticker: GYEN

Supplement dated June 6, 2016

to the summary and statutory prospectuses (the “Prospectuses”)

and Statement of Additional Information (“SAI”) dated November 1, 2015

This supplement provides new and additional information beyond that contained in the Prospectuses and SAI for the AdvisorShares Gartman Gold/Euro ETF and AdvisorShares Gartman Gold/Yen ETF (the “Funds”) and should be read in conjunction with those documents.

Effective July 1, 2016, Treesdale Partners, LLC (“Treesdale”) will no longer serve as investment sub-advisor to the Funds. All references in the Prospectuses and SAI to Treesdale as investment sub-advisor and to Dennis Rhee, the portfolio manager employed by Treesdale, are deleted effective as of that date. Beginning on that date, AdvisorShares Investments, LLC (the “Advisor”), the Funds’ investment advisor, will provide day-to-day portfolio management services consistent with each Fund’s investment objective and principal investment strategies.

The Funds’ new portfolio manager will be Robert M. Parker, Director of Capital Markets at the Advisor since 2014, where he oversees trading, portfolio management, and fund operations activity. Mr. Parker’s professional career has spanned over a decade and a half within the financial services industry, where he has worked across compliance, due diligence, and investment analysis, as well as positions of senior portfolio manager and firm principal. Mr. Parker managed assets between 2010 and 2014 for a proprietary investment practice that he created after serving as Senior Portfolio Manager from 2007 to 2010 at ProShare Advisors, where he managed leveraged, inverse, and long-short ETFs. Mr. Parker previously held positions held at Capital Financial Group, Wachovia Securities, The Advisors Group, and FOLIOfn, serving in a variety of analyst roles. He is a graduate of National University, earning a Bachelor of Science. He holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Society of Washington, DC.

Mr. Parker is compensated directly by the Advisor and does not receive any compensation directly from the Funds. Mr. Parker receives a fixed salary from the Advisor and is eligible for bonuses based on multiple factors at a firm level such as overall growth, profitability, and assets under management.

As of April 30, 2016, Mr. Parker did not own any shares of the Funds nor was he responsible for the day-to-day management of other accounts.

The Advisor will vote proxies for securities held by each Fund in accordance with the attached proxy voting policies and procedures.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

ADVISORSHARES INVESTMENTS,

ADVISORSHARES ADVISORS

PROXY VOTING POLICIES AND PROCEDURES

Policy

Each Adviser as a general matter does not accept responsibility for voting proxies for portfolio securities held within Client accounts, except in instances where the Fund Adviser engages in direct trading of securities for a Client account.  There may be other exceptions to this policy.  The Sub-Advisers are responsible for voting all proxies associated with their investment on behalf of the Funds, and the Fund Adviser is responsible for oversight of those activities. Each Adviser as a general matter does not accept responsibility for voting proxies for portfolio securities held within Client accounts, except in instances where the Fund Adviser engages in direct trading of securities for a Client account.  There may be other exceptions to this policy.  The Sub-Advisers are responsible for voting all proxies associated with their investment on behalf of the Funds, and the Fund Adviser is responsible for oversight of those activities. With respect to accounts over which an Adviser performs proxy voting, it maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about Adviser’s proxy policies and practices. The Advisers’ policy and practice includes the responsibility to receive and vote Client proxies where authorized and disclose any potential conflicts of interest as well as making information available to Clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. Each Adviser’s Advisory Agreements evidence the fact that voting authority has been retained by the Client. Under ERISA, each Adviser is responsible to vote proxies for the Client in the absence of specific written acknowledgement by the Client that the authority has been retained or granted elsewhere. An Adviser may utilize the services of a third party voting agent.

Background & Description

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. The purpose of these proxy voting policies and procedures are to set forth the principles, guidelines and procedures by which Adviser votes the securities owned by its Clients for which Adviser exercises voting authority and discretion (the “Proxies”). These policies and procedures have been designed to ensure that Proxies are voted in the best interests of our Clients in accordance with our fiduciary duties and Rule 206(4)-6 under the Advisers Act. Investment advisers registered with the SEC, and which exercise voting authority with respect to Client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that Client securities are voted in the best interests of Clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its Clients; (b) to disclose to Clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to Clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its Clients; and (d) maintain certain records relating to the adviser's proxy voting activities when the adviser does have proxy voting authority. Responsibility for voting the Proxies is established by advisory agreements or comparable documents with our Clients, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition, our proxy guidelines reflect the fiduciary standards and responsibilities for ERISA accounts set out in U.S. Department of Labor (“DOL”) Bulletin 94-2. These policies and procedures apply to any Client that has contractually delegated authority and discretion for proxy voting to the Adviser, including Fund Clients. The Advisers take no responsibility for the voting of any proxies on behalf of any Client who has either retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party. These proxy voting policies and procedures are available to all Clients upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Responsibility

Each Adviser’s Investment & Trading Committee is responsible for the implementation and monitoring of each Adviser’s Proxy Voting Policies and Procedures, including associated practices, disclosures and recordkeeping, as well as oversight of a third party voting agent, if applicable. Each Adviser’s Investment & Trading Committee may delegate responsibility for the performance of these activities but oversight and ultimate responsibility remain with the Investment & Trading Committee. The Fund Adviser’s Investment Committee is responsible for oversight of the Sub-Adviser’s proxy voting activities including the validation that each Sub-Adviser has Proxy Voting Policies and Procedures as required by Rule 206(4)-6 of the Advisers Act.

Procedures

Each Adviser has adopted various procedures to implement the firm’s Proxy Voting policy and reviews to monitor and ensure that the firm’s policy is observed, implemented properly and amended or updated, as appropriate. The procedures are as follows:

Proxy Voting Guidelines

The guiding principle by which each Adviser votes on all matters submitted to security holders is the maximization of the ultimate economic value of our Clients’ holdings. Furthermore, each Adviser is mindful that for ERISA and other Covered Person benefit plans, the focus on the realization of economic value is solely for the benefit of plan participants and their beneficiaries. Advisers do not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any conflict of interest or perceived conflict of interest affecting our voting decisions. Any conflicts of interest, regardless of whether actual or perceived, will be addressed in accordance with these policies and procedures

•	In the absence of specific voting guidelines, Advisers will vote proxies in the best interests of the fund shareholder.

•	Advisers will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and selection of auditors absent conflicts of interest raised by an auditors non-audit services;

•	Advisers will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights; and

•	In reviewing proposals, Advisers will further consider the opinion of management and the effect on management, and the effect on shareholder value and the issuer's business practices.

For Clients that have delegated to Advisers the discretionary power to vote the securities held in their account, an Adviser does not generally accept any subsequent directions on specific matters presented to security holders or particular securities held in the account, regardless of whether such subsequent directions are from the Client itself or a third party. Adviser views the delegation of discretionary voting authority as an absolute choice for its Clients. Each Adviser’s Clients shall be responsible for notifying their custodians of the name and address of the person or entity with voting authority.

In the event that an Adviser acts as investment adviser to a closed-end and/or open-end registered investment company and is responsible for voting their proxies, such proxies will be voted in accordance with any applicable investment restrictions of the fund and, to the extent applicable, any proxy voting procedures or resolutions or other instructions approved by an authorized person of the fund.

Absent any legal or regulatory requirement to the contrary, it is generally the policy of Advisers to maintain the confidentiality of the particular votes that it casts on behalf of its Clients. Any registered investment companies managed by Advisers disclose the votes cast on their behalf in accordance with all legal and regulatory requirements. Any Client of Advisers can obtain details of how an Adviser has voted the securities in its account by contacting a service representative at Advisers. Advisers do not, however, generally disclose the results of voting decisions to third parties.

Conflicts of Interest in Connection with Proxy Voting

Each Adviser’s Investment & Trading Committee has responsibility to monitor proxy voting decisions for any conflicts of interests, regardless of whether they are actual or perceived. In addition, all Covered Persons are expected to perform their tasks relating to the voting of Proxies in accordance with the principles set forth above, according the first priority to the economic interests of an Adviser’s Clients. If at any time any Covered Person becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the voting policies and procedures described herein or any particular vote on behalf of any Client, he or she should contact any member of the Investment & Trading Committee or the CCO. If any Covered Person is pressured or lobbied either from within or outside of Adviser with respect to any particular voting decision, he or she should contact any member of the Investment & Trading Committee or the CCO. The full Investment & Trading Committee will use its best judgment to address any such conflict of interest and ensure that it is resolved in the best interest of the Clients. The Investment & Trading Committee may cause any of the following actions to be taken in that regard:

•	vote the relevant Proxy in accordance with the vote indicated by the Guidelines;

•	vote the relevant Proxy as an Exception (as defined below), provided that the reasons behind the voting decision are in the best interest of the Client, are reasonably documented and are approved by the CCO; or

•	direct a third party Proxy Voter to vote in accordance with its independent assessment of the matter.

Committee Responsibilities

The administration of these Proxy Voting policies and procedures is governed by each Adviser’s Investment & Trading Committee.

Each Investment & Trading Committee has regular meetings, and may meet other times as deemed necessary by the Chair or any member of the Investment & Trading Committee. At each regular meeting, minutes will be taken and on an annual basis the Investment & Trading Committee will review the existing Proxy Voting Guidelines and recommend any changes to those guidelines. On all matters, the Investment & Trading Committee will make its decisions by a vote of a majority of its members. Any matter for which there is no majority agreement among members of the Investment & Trading Committee shall be referred to the Board of Directors.

In addition, each Sub-Adviser must report to the Fund Adviser’s Investment Committee with respect to any proxies which it has voted on behalf of the Funds.  The Investment Committee will receive reports annually in conjunction with the Trust’s Form N-PX filing.  Fund Adviser’s Investment Committee will receive verification from each Sub-Adviser that it maintains proxy voting policies and procedures which comply with Rule 206(4)-6.

Proxy Voting Procedures

Proxy Materials and Voting

•	All employees will forward any proxy materials received on behalf of the fund to the Investment Management & Trading Committee or its designee;

•	The Investment Management & Trading Committee or its designee will determine if the fund holds the security to which the proxy relates; and

•	Absent material conflicts, the CCO and/or Investment Management & Trading Committee or its designee will determine how Adviser should vote the proxy in accordance with applicable voting guidelines, complete the proxy and mail the proxy in a timely and appropriate manner.

Disclosure

•	Advisers will provide conspicuously displayed information in our Brochure summarizing the firm’s proxy voting policy and procedures, including a provision that allows clients to request information regarding how proxies were voted, and request a copy of these policies and procedures; and

•	Advisers will also send a copy of this summary to all existing clients who have previously received our Brochure; or we will send each client an amended Brochure. Either mailing shall highlight the inclusion of information regarding proxy voting.

Client Requests for Information

•	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to an Investment Management & Trading Committee or its designee; and

•	In response to any request an Investment Management & Trading Committee or its designee will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how the client's proxy was voted with respect to each proposal about which client inquired.

Conflicts of Interest

•	Advisers will identify any conflicts that exist between the firms interests and the interests of the fund by reviewing Adviser’s relationship with the issuer of each security to determine if the firm or any employees has any financial, business or personal relationship with the issuer;

•	If a material conflict of interest exists, the CCO will determine whether it is appropriate to disclose the conflict to the affected clients so as to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation; and

•	Advisers will maintain a record of the voting resolution of any conflict of interest.

The above Proxy Voting Policies and Procedures are designed to ensure that Client Account proxies are properly voted, material conflicts are avoided and fiduciary obligations are fulfilled. In the unlikely event that (i) a specific proxy is not addressed by any of the guidelines above, and (ii) Adviser or any of its Covered Persons has a material conflict with Client Accounts in connection with the voting of proxies, as determined by an Adviser, in its sole discretion, Adviser shall (A) prohibit any conflicted Covered Person from participating in and/or having any influence on Adviser’s evaluation of the proxy vote; (B) vote in accordance with the proxy voting recommendations of a majority of Client Accounts; or (C) follow the proxy voting recommendation of an independent third-proxy voting specialist.

Procedure for Documentation

Advisers shall maintain a record of each proxy received, any consideration or circumstances affecting voting decisions, and how and when votes were submitted.